Inventories	12 Months Ended
Dec. 31, 2019
Classes Of Inventories [Abstract]
Inventories
13.	Inventories

	2018	2019
Finished goods	$60,954	$128,107
Total inventories	$60,954	$128,107

The total cost of inventory recognized as an expense in the consolidated statement of operations was $232,624,000 (2018: $87,416,000). The total provision against inventory in order to write down the balance to the net recoverable value was $13,282,000 (2018: $4,182,000).